UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 6, 2010

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective July 6, 2010, Trevor Thorley resigned from his position as Executive Vice President and Chief Operating Officer of AMVAC Chemical Corporation (“AMVAC”), a wholly-owned subsidiary of American Vanguard Corporation.

Item 8.01	Other Events

On July 6, 2010, American Vanguard Corporation announced Mr. Thorley’s resignation as well as other changes in the sales function at AMVAC. The full text of that press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1	Press release dated July 6, 2010 of American Vanguard Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: July 7, 2010

	By:	/S/ TIMOTHY J. DONNELLY
Timothy J. Donnelly
Chief Administrative Officer, General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Press release of American Vanguard Corporation dated July 6, 2010.